PHL Variable Insurance Company

Updating Summary Prospectus and Prospectus Supplement Dated May 23, 2024

to the Updating Summary Prospectus and Prospectus Dated May 1, 2024 for Each Variable Annuity Contract Listed Below

PHL Variable Accumulation Account

The Big Edge Choice®

Phoenix Spectrum Edge®

Phoenix Spectrum Edge®+

The Phoenix Edge®-VA

Prospectus Supplement Dated May 23, 2024 to the Prospectus for Each Variable Annuity and Variable Life Insurance Contract Listed Below

PHL Variable Accumulation Account	PHL Variable Accumulation Account II	PHLVIC Variable Universal Life Account
Phoenix Dimensions Phoenix Investor’s Edge Phoenix Asset Manager Phoenix Premium Edge Phoenix Income Choice Retirement Planner’s Edge Freedom Edge Phoenix Flexible Retirement Choice	Phoenix Portfolio Advisor	Phoenix Benefit Choice VUL Phoenix Joint Edge VUL Phoenix Express VUL Phoenix Express VUL with GMWB The Phoenix Edge SVUL The Phoenix Edge VUL Flex Edge Success Phoenix Executive VUL

In this supplement, “policy” refers to each of the variable contracts or policies listed above and “Separate Account” refers to the applicable separate account for a policy.

Commencement of PHL’s Rehabilitation Proceeding

On May 20, 2024, the Connecticut Superior Court for the Judicial District of Hartford (the “Court”) entered an Order (the “Rehabilitation Order”) placing PHL Variable Insurance Company (“PHL”) into rehabilitation. Pursuant to a temporary moratorium order issued by the Court, there are new restrictions under the policies that may impact your policy’s benefits, prohibit you from accessing your policy value in any fixed account option, and limit your ability to make changes under your policy. See “Institution of Restrictions on Your PHL Policy” below.

The new restrictions are generally intended to manage the financial obligations of PHL’s fixed accounts, which support the financial guarantees and any fixed or guaranteed account investment options under the policies (the “General Account”). The Separate Account (i.e., the segregated asset account supporting the variable investment options under the policy) remains insulated from PHL’s General Account. The Separate Account does not support the policy’s financial guarantees or the fixed or guaranteed account options.

The applicable fees and charges under your policy (including standard charges and any additional charges for optional riders that you elected) will continue to be deducted in full while these new restrictions remain in place. In addition, while these new restrictions remain in place, any applicable investment restrictions under any optional benefit riders that you elected will continue to apply.

You should discuss with your financial professional the impact of these new restrictions on your policy.

The Rehabilitation Order appointed the Honorable Andrew N. Mais, Insurance Commissioner of the State of Connecticut, as Rehabilitator. The Rehabilitation Order granted the Rehabilitator immediate exclusive possession and control of, and title to, the business and all assets of PHL. The Rehabilitator has been directed to conduct the business of PHL and to begin taking such steps as he may deem appropriate toward removing the causes and conditions which have made rehabilitation necessary. The Rehabilitation Order is not a declaration of an insolvency of PHL.

Institution of Restrictions on Your PHL Policy

On May 20, 2024, in addition to the Order of Rehabilitation, the Court entered (a) an Order (the “Temporary Moratorium Order”) (i) imposing a moratorium on certain benefit payments and transactions under PHL’s policies until a further Hearing (as defined below) can be held on the Rehabilitator’s motion for moratorium (the “Moratorium Motion”) and (ii) authorizing the Rehabilitator to make limited payments to policyholders as set forth in the Moratorium Motion during the period between the date of the Rehabilitation Order and the confirmation of a rehabilitation plan (the “Interim Period”); and (b) an Order (the “Notice Order”) approving the form and manner of notice of the Rehabilitation Order, the Moratorium Motion, the Temporary Moratorium Order and all other matters leading up to a hearing on any future rehabilitation plan for PHL (if applicable).

The Rehabilitator will not pay benefits or other obligations under policies issued by PHL (including policies funded by PHL’s Separate Accounts) except to the extent provided in the Temporary Moratorium Order or the Final Moratorium Order, as applicable. Please note that the payments of benefits under life insurance policies and annuities described below are subject to the aggregate limits described under “Aggregate Benefit Limits.” The Temporary Moratorium Order currently allows the following:

a.

Death Benefits. If your policy so provides, a death benefit may be paid, in accordance with the terms of your policy, to the full extent of the Separate Account value attributable to your insurance policy. In addition, if the amount of the death benefit payable under your insurance policy exceeds any Separate Account value receivable by you under your policy, which means that such further death benefit would be funded by the General Account, then such further death benefit may be paid in an amount equal to the lesser of (x) the unpaid guaranteed amount of such benefit or (y) $300,000 under a life insurance policy and $250,000 under an annuity, less the amount of any permitted withdrawals from a fixed account option or any distribution to you from the General Account after May 20, 2024.

b.

Surrenders, Withdrawals, and Loans. You will be allowed to exercise surrender, withdrawal, and loan options under your policy to the full extent of the Separate Account value attributable to your policy. If you also allocated premium payments to one or more fixed investment options, you will not be allowed to access that value through surrender, withdrawals or policy loans (except as described under systematic withdrawals below).

c.

Transfers and Reallocations. You will be permitted to reallocate investments within the Separate Account investment options subject to policy terms and conditions. You will not be permitted to reallocate investments from the fixed account investment options to the Separate Account investment options or vice versa during the Interim Period. You will not be permitted to reallocate investments within the fixed accounts to other fixed account investment options.

d.

Annuity Benefits. If you were receiving annuity payments under your policy as of May 20, 2024, your annuity payments will continue pursuant to your elections but will be subject to the limitations described under “Aggregate Benefit Limits” below. If you are not currently receiving annuity payments, you may not annuitize by electing fixed annuity payment options funded from the General Account. You may annuitize by electing a variable annuity payout option funded from the Separate Account, but if your Separate Account value is not adequate to fund your annuity payments, you will not receive any further annuity payments funded by the General Account.

e.

Required Minimum Distributions. You will be permitted to receive withdrawals from a fixed account option that are required under applicable tax laws to be withdrawn from tax deferred retirement accounts in accordance with the terms of the annuity. Please note that any amounts withdrawn from a fixed account option will count against the limitations described under “Aggregate Benefit Limits” below.

f.

Optional Living Benefit Riders. As of May 20, 2024, if you were already receiving benefit payments pursuant to an optional living benefit rider (such as a guaranteed minimum/lifetime withdrawal benefit, guaranteed minimum income benefit, or guaranteed minimum accumulation benefit), you will continue to receive those payments pursuant to your elections, but those payments will be subject to the limitations described under “Aggregate Benefit Limits” below. If you are not currently receiving benefit payments pursuant to an optional living benefit rider, you will not be able to make an election to commence such payments if the amounts would be funded from the General Account, even if the event or contingency upon which payment depended occurs.

g.

Systematic Withdrawals. If you are currently receiving systematic withdrawals that are funded by the Separate Account as of May 20, 2024, you will continue to receive these systematic withdrawals. If you are receiving systematic withdrawals funded by the General Account as of May 20, 2024, you will continue to receive payments out of the applicable fixed account options subject to the limitations described below under “Aggregate Benefit Limits.” You may not make changes to the amount or frequency of systematic withdrawals funded by the General Account. If you stop systematic withdrawals funded by the General Account, you will not be able to restart them.

Aggregate Benefit Limits

a.

Life Insurance Policies Covering One Individual. The General Account will not individually or together pay more than $300,000 in the aggregate under one or more life insurance policies covering one individual regardless of who owns the policies or the number of beneficiaries.

b.

Annuities Covering One Annuitant. The General Account will not individually or together pay more than $250,000 in the aggregate under one or more annuities covering one annuitant regardless of who owns the policies or the number of beneficiaries.

c.

Life Insurance Policy and Annuity Covering One Individual. The General Account will not individually or together pay more than $300,000 in the aggregate for benefits under one or more life insurance policies and one or more annuities covering any one individual regardless of the number and size of policies of life insurance and annuities covering that individual and regardless of who owns the policy or annuity or the number of beneficiaries.

d.

Allocation of Benefits Under Multiple Policies. If multiple policies covering one individual have an aggregate amount of death benefits in excess of $300,000, annuity payments in excess of $250,000, or a combination of death benefits and annuity payments in excess of $300,000, as applicable, funded by the General Account, the Rehabilitator will determine the allocation of amounts to be paid under each policy.

Requesting Hardship Payments

The Temporary Moratorium Order authorized the Rehabilitator to make payments (“Hardship Payments”) that exceed those set forth in the above paragraphs in the event that a policyholder demonstrates hardship. Decisions on requests for Hardship Payments will be made on a case-by-case basis in the Rehabilitator’s sole and absolute discretion upon consideration of information provided by a policyholder on the form attached to the Temporary Moratorium Order as Exhibit A and such other information as the Rehabilitator may request.

Additional Information About the Rehabilitation Proceeding

The Court scheduled a hearing on approval of the Moratorium Motion on a final basis for June 25, 2024 at 9:30 a.m., prevailing Eastern Time (the “Hearing”). Any interested party who wishes to submit a formal response to the Moratorium Motion must apply for and be granted the right to intervene by the Court. Policyholders who wish to express their views on the Moratorium Motion without engaging counsel and formally intervening in the case may submit informal comments to the Rehabilitator via mail or email to: phl.rehabilitation@ct.gov.

Such informal comments (a) will not be posted on the Site (as defined below); (b) will become records of PHL in rehabilitation, and as such, will not be subject to the Connecticut Freedom of Information Act pursuant to Conn. Gen. Stat. § 38a-913a, but will not be privileged communications immune from discovery; and (c) may be used by the Rehabilitator in his discretion in connection with proceedings before the Court.

Copies of all Court documents and orders (the “Documents”), including the Rehabilitation Order, the Moratorium Motion, the Temporary Moratorium Order, any Final Moratorium and the Notice Order, related to this proceeding are available to be viewed, downloaded, and/or printed at CT.gov/cid.phl (the “Site”). The Site contains a link to all Documents filed with the Court by the Rehabilitator in portable document format (PDF). Absent further order by the Court, updates to the Site shall serve as official notice of all Court documents and orders to interested parties to the extent that such documents involve matters that do not have a direct and material effect on the contractual rights and obligations of the interested parties.

Please retain this supplement for future reference.

* * *

Questions regarding this supplement may be directed to the PHL in Rehabilitation Call Center at 1-877-800-2445 Monday through Friday from 9:00am to 9:00pm (EST).

Prospectus (497) and Updating Summary Prospectus Supplement (497VPU)

PHL Variable Accumulation Account: 033-87376

Prospectus Supplement (497)

PHL Variable Accumulation Account: 333-123040; 333-68164; 333-82912; 333-95611; 333-48140; 333-78761; 333-152905	PHL Variable Accumulation Account II: 333-147565	PHLVIC Variable Universal Life Account: 333-143656; 333-149105; 333-119916; 333-76778; 333-81458; 333-65823; 333-152389

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